SCUDDER
                                                                 INVESMENTS (SM)
                                                                 [LOGO]

                                                                  April 12, 2000

Dear Scudder Investor,

On the reverse side, you will find a prospectus supplement for Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. The information regarding the funds' investment objectives, strategies and risks has been revised to comply with evolving disclosure requirements.

If you have any questions, please call us at 1-800-SCUDDER and our representatives will be happy to assist you.

Sincerely,

/s/Mark S. Casady

Mark S. Casady
President,
Scudder Investor Services, Inc.

    This letter is for explanatory purposes and is not part of the prospectus supplement on the reverse side.
                                 (over, please)

                                                                 SCUDDER
                                                                 INVESMENTS (SM)
                                                                 [LOGO]

Scudder Select 500 Fund

Scudder Select 1000 Growth Fund

Supplement to Prospectus Dated March 31, 1999

The following replaces the sections under "Investment objective" and "Main investment strategies" on pages 1 and 2 of the funds' prospectus:

Scudder Select 500 Fund

Scudder Select 500 fund seeks long-term growth and income by investing at least 80% of total assets in common stocks of companies that are included in the Standard & Poor's 500 Composite Stock Price Index. This index is widely considered to be a measure of the performance of large-cap U.S. stocks.

In choosing stocks, the portfolio managers begin by using a computer model to rank the stocks in the index, favoring those that the managers believe have strong potential for growth of earnings, reasonable valuations in light of business prospects and positive price momentum. The fund generally does not invest in stocks that the model ranks in the bottom 20%.

The fund generally seeks to keep its portfolio similar to the index in its industry weightings, average market capitalization and significant fundamental characteristics (such as price-to-book ratios and dividend yields).

The fund will normally sell a stock when it is dropped from the index or it falls to the bottom 20% of the model's rankings.

There can be no guarantee that by following these investment strategies the fund will achieve its objective.

Scudder Select 1000 Growth Fund

Scudder Select 1000 Growth Fund seeks long-term growth and income by investing at least 80% of total assets in common stocks of companies that are included in the Russell 1000 Growth Index. This index is widely considered to be a measure of the performance of mid- and large-cap U.S. stocks with above-average prospects for growth.

In choosing stocks, the portfolio managers begin by using a computer model to rank the stocks in the index, favoring those that the managers believe have strong potential for growth of earnings, reasonable valuations in light of business prospects and positive price momentum. The fund generally does not invest in stocks that the model ranks in the bottom 20%.

The fund generally seeks to keep its portfolio similar to the index in its industry weightings, average market capitalization and significant fundamental characteristics (such as price-to-book ratios and dividend yields).

The fund will normally sell a stock when it is dropped from the index or it falls to the bottom 20% of the model's rankings.

There can be no guarantee that by following these investment strategies the fund will achieve its objective.

The following replaces the section under "Other investments" on page 2 of the funds' prospectus:

While most of the funds' investments are common stocks, each fund may also invest up to 20% of total assets in investment-grade debt securities.

Although the funds are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The following replaces the sections under "Risk management strategies" and "Main risks" on pages 2 and 3 of the funds' prospectus:

There are several risk factors that could hurt the funds' performance, cause you to lose money or make the funds perform less well than other investments.

As with most stock funds, the most important factor with the funds is how stock markets perform -- in this case, the mid-size and large company portions of the U.S. stock market. When mid-size and large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Mid-size company stocks tend to be more volatile than stocks of larger companies, in part because mid-size companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

The funds' index-related strategy involves several risks. The funds could underperform the index during short periods or over the long term, either because its selection of stocks did not perform well or because of the effects of expenses or shareholder transactions. Also, because the fund intends to maintain its exposure to index stocks at all times, it may suffer greater losses than actively managed funds in a declining market.

Other factors that could affect performance include:

o the computer model may eliminate stocks that perform well, or fail to eliminate those that perform poorly

o  growth stocks may be out of favor for certain periods

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

April 12, 2000